UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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MAC-GRAY CORPORATION
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Senior management of Mac-Gray Corporation is making a presentation to RiskMetrics Group on April 15, 2009.  The slides to be used in this presentation are attached hereto.

Presentation April 15, 2009

Safe Harbor Statement and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s plan to reduce funded debt, improve leverage ratios, limit capital expenditures, increase operating efficiencies and improve profitability of renewed accounts. The Company intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions, changes in multi-housing vacancy rates, the Company’s ability to renew long-term customer contracts, and those risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other reports subsequently filed with the Securities and Exchange Commission. See Appendix for both GAAP and non-GAAP financial measures contained in this presentation, together with a reconciliation of non-GAAP to GAAP measures. Important Information In connection with the solicitation of proxies, on April 3, 2009, Mac-Gray Corporation filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2009 Annual Meeting. MAC-GRAY’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY MATERIALS AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY MAC-GRAY WITH THE SEC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s web site at www.sec.gov. The Company’s definitive proxy materials are also available for free from Mac-Gray Corporation at http://www.macgray.com/proxy, by writing to Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, MA 02451, Attention: Secretary, Linda A. Serafini, or by contacting MacKenzie Partners, Inc., by toll-free telephone at 800-322-2885 or by e-mail at proxy@mackenziepartners.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement. Mac-Gray Corporation and its directors, nominees and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Mac-Gray in connection with the Company’s 2009 Annual Meeting of Stockholders. Information concerning the interests of participants in the solicitation of proxies is included in the definitive proxy statement filed by Mac-Gray with the SEC on April 3, 2009 in connection with its 2009 Annual Meeting of Stockholders. Safe Harbor Statement and Important Information

Agenda Introduction Business Overview Business Growth and Strategic Priorities Independent Board Committed to Sound Governance Unqualified Dissident Candidates Summary

Introduction Strong independent board – focused on strategic direction Density and economies of scale are critical success factors Launched successful expansion plan in late 2003 Completed 13 large and small acquisitions Used debt to fund expansion to avoid shareholder dilution $40 million repaid since April 1, 2008 Business model provides strong cash flow to rapidly reduce debt Poised to benefit greatly in years ahead from expansion Dissident group Proposed destructive dividend strategy No understanding of our industry Offering two inexperienced and unqualified candidates

Product Sales Facilities Management 84% 2008 Revenue: $364M Scope of Two Businesses

What We Do Provide Laundry Facilities Management Product Sales MicroFridge units Commercial Laundry Equipment Kitchen & Laundry Appliances Who We Serve Multi-Unit Housing Apartment Buildings, Public Housing & Condominiums Universities & Colleges Assisted Living Communities Hotels and Motels Retail Laundromats Military Housing Business Overview

Sources of EBITDA, as Adjusted* (millions) Laundry Facilities Management Determines Performance * Reconciliation of EBITDA, as adjusted to GAAP net income is included in appendix $52.4 $55.2 $60.3 $75.2 $0 $20 $40 $60 $80 '05 '06 '07 '08 Facilities Mgmt Product Sales

Capital Spending is Critical to Sustaining our Business (in thousands) * includes inventory held for installation, vehicle leases, and IT expenditures

Core Business Growth Market density and economies of scale are essential to industry success In late 2003, Board requested a strategic plan to create a larger and denser operating platform 13 large and small acquisitions over five-year period National footprint in 43 states established Today, we are second largest operator in U.S. Positioned to harvest benefits of expansion

Evaluation Criteria In-market v. Out of market Length and renewal likelihood of contracts Age, manufacturer & condition of equipment Net per machine (Vend price minus rent expense) Upside potential Coin to card conversion Price increases Market expansion Reputation of seller Investment Criteria Return on capital Accretive to earnings Acquisition Growth

Expansion Strategy Created Our Nationwide Footprint

 U.S. Laundry Facilities Industry: $2.3B market Highly fragmented Two national providers Local & regional providers from $500K to $250M Now Ranked #2 in Market Share 33% 33% 13% 20% Local & Regional Coinmach Mac-Gray Self-Ownership

millions 19% CAGR Steady Revenue Growth Despite Significant Headwinds

Achieving Consistently Higher IRR (average of new and renewed contracts) 14.5% 16.3% 17.6% 18.0% 22.2% 0% 5% 10% 15% 20% 25% '04 '05 '06 '07 '08

Capital Spending: Internal Growth and Acquisitions (in thousands) *includes inventory held for installation, vehicle leases, and IT expenditures 17,902 19,021 9,849 9,149 8,085 106,244 19,356 46,626 116,213 15,199 20,081 9,971 $0 $50,000 $100,000 $150,000 2005 2006 2007 2008 Acquisitions Other* New Incremental Business Replacement of Lost Business Renegotiated Business

51 Acquisition Costs: $1 $41 $106 $19 $47 $116 $0 7.625% Bonds (2015) (in millions) Debt Levels

(in millions) Ongoing Debt Reduction * Since ALC Acquisition on April 1, 2008, Debt Has Been Reduced $40M $6 $19 $12 $9 $16 $10.2 $22.0 $0 $5 $10 $15 $20 $25 '03 '04 '05 '06 '07 '08 * Q1'09 *

Our 2008 “same location” revenue declined in line with the vacancy data in: Atlanta Charlotte Phoenix Salt Lake City Tucson Our “same location” revenue is better than the data suggest it should be in: Boston Hartford Metro NYC Chicago Washington, D.C. Baltimore Florida (all) Memphis Birmingham Nashville Texas (all) Albuquerque Seattle Portland, OR Denver Outperforming Vacancy Trends

Strategic Priorities Reduce funded debt and improve leverage ratios Maintain capital expense at levels needed to sustain business Increase operating efficiencies, particularly in markets where we achieved density Improve profitability of accounts up for renewal

Sound Corporate Governance Board consists of directors with diverse backgrounds and expertise in areas fundamental to Mac-Gray’s ongoing success All directors (other than Chairman) are independent under NYSE criteria All board committees comprised solely of independent directors Audit Committee includes two “audit committee financial experts” under applicable SEC rules Only one Board member serves as a director for more than one other public company Corporate Governance Quotient (CGQ) as of April 1, 2009 is better than 96.7% of CGQ Universe companies and 79.1% of Consumer Services companies

David W. Bryan Director since March 2004 Former CEO of Capsized, Inc. Former CEO of Avedis Zildijan Company, Inc. Held executive positions at Sara Lee Corporation, including President and CEO of Aris-Isotoner subsidiary Thomas E. Bullock Director since November 2000 Former President and CEO of Ocean Spray Cranberries, Inc. Edward F. McCauley Director since March 2004 Served as Partner at Deloitte & Touche – 36-year accounting career Director of Salary.com and Harvard Pilgrim Healthcare Qualified, Experienced & Committed Independent Board William F. Meagher Director since May 2007 Served as Managing Partner of Arthur Andersen Director of SkillSoft and Dover Saddlery Trustee of the Dana Farber Cancer Institute and Living Care Villages of Massachusetts Alistair G. Robertson Director since June 2008 Global Advisor and former Partner at Evolve Management Partners Served as Partner at Accenture Authored Global Leadership: The Next Generation Mary Ann Tocio Director since November 2006 President and COO of Bright Horizons Family Solutions LLC Served as SVP of Operations for Wellesley Medical Management Director of Harvard Pilgrim Healthcare

Highly Qualified Incumbent Nominees Chairman and CEO Stewart G. MacDonald: Company’s largest single shareholder Board member since 1983 Chairman since 1992; CEO since 1996 Family founded company in 1927 Christopher T. Jenny: Board member since July 2005 Source of critical, strategic insight and acquisition analysis Senior partner with The Parthenon Group Former partner with Bain & Company Dartmouth College graduate and Harvard M.B.A.

Inexperienced and Unqualified Dissident Candidates Scott W. Clark (age 36): Employee of dissident group – Fairview Capital Only job since graduate school No operating company experience No public company board experience Bruce C. Ginsberg (age 50): President of “early development stage” ice-cream company since 2002 No public company management experience No public company board experience

Dissident Group Will Destroy Shareholder Value Proposed a “mega-dividend” strategy in 2007 that would have resulted in: Erosion of installed base Zero growth OR zero debt reduction Enterprise at risk Borrowing to pay a dividend Recently advocated a minimum 12% IRR on investments Company minimum already at 17%

Summary Current Board and management are successfully executing a long-term strategy Next phase is realizing the benefits of five-year expansion Mac-Gray has seven of eight independent Directors, all of whom are experienced and committed to delivering shareholder value Dissident candidates are unqualified and lack any relevant experience to merit a Board position NO public company experience Clearly uninformed about our businesses Pursuing narrow agenda that does not benefit all shareholders Dissident group seeking to displace two valuable Board members, including the Chief Executive Officer

...since 1927... Dissident Group Will Destroy Shareholder Value. Protect your investment and support your Board. Vote the WHITE Proxy Card today!

Appendix (1) Represents a gain on the sale of our corporate headquarters facility. (2) On January 1, 2006, the Company adopted SFAS No. 123 (revised 2004), "Share-Based Payments", ("FAS123(R)"). These amounts represent expenses relating to issuances of equity awards in the periods presented. (3) Represents a pre-tax charge associated with the reprographics business unit. (4) (Gain) and losses are the consequence of interest rate swaps which had previously qualified for hedge accounting no longer qualifying for such treatment as a result of separate and distinct refinancings of our credit facility. (5) The loss on early extinguishment of debt resulted from a refinancing of our senior credit facility and is not related to the performance of the Company's business. The loss reflects only the unamortized cost of the prior bank financing which had been allocated to banks which did not participate in the replacement financing agreement. Because the loss was triggered by a refinancing of the Company's senior credit facility and the Company does not currently expect further refinancings of the facility prior to its maturity in 2013, management believes that the impact of this item on the Company's financial results will not continue beyond 2008.

EBITDA EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. Adjusted EBITDA is EBITDA further adjusted to exclude the items described in the table above. We have excluded these items because we believe they are not reflective of our ongoing operating performance. EBITDA and Adjusted EBITDA are not measures of our liquidity or financial performance under GAAP and should not be considered as alternatives to net income or any other performance measure derived in accordance with GAAP, or as an alternative to cash flows from operating activities as a measure of our liquidity. Our management believes EBITDA and Adjusted EBITDA are useful to investors because they help enable investors to evaluate our business in the same manner as our management. Management uses EBITDA and Adjusted EBITDA as follows: (a) to evaluate the Company’s historical and prospective financial performance, (b) to set internal revenue targets and spending budgets, (c) to measure operational profitability and the accuracy of forecasting, and (d) as an important factor in determining variable compensation for management. In addition, these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies with substantial financial leverage. Moreover, investors have historically requested and the Company has historically reported these non-GAAP financial measures as a means of providing consistent and comparable information with past reports of financial results. While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. Further, EBITDA and Adjusted EBITDA exclude interest expense and depreciation and amortization expense, which represent significant and unavoidable operating costs given the level of indebtedness and the capital expenditures needed to maintain our business. In addition, our measures of EBITDA and Adjusted EBITDA are different from those used in the covenants contained in our senior credit facilities and the indenture governing our 7 5/8% senior notes. Management compensates for these limitations by relying primarily on our GAAP results and by using EBITDA and Adjusted EBITDA only supplementally and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.